FIRST NIAGARA FINANCIAL GROUP, INC.

                              EMPLOYMENT AGREEMENT

                                      WITH

                                 Carl A. Florio

            This AGREEMENT, dated as of January 18, 2005 ("Effective Date"), is between FIRST NIAGARA FINANCIAL GROUP, INC., a Delaware corporation with its executive offices at 6950 South Transit Road, P.O. Box 514, Lockport, New York 14095-0514 (the "Corporation"), and Carl A. Florio, an individual residing at 303 Roxbury Road, Hudson, New York 12534 (the "Executive").

                                    RECITALS:

            a. The Executive will be employed by the Corporation as Regional President - Eastern New York.

            b. The Corporation and the Executive desire to set forth the terms upon which the Executive will be employed by the Corporation.

            NOW, THEREFORE, in consideration of the promises and of the covenants contained in this Agreement, the Corporation and the Executive agree as follows:

                  1. Definitions.

                  (a) An "Affiliate" of, or a Person "Affiliated" with, a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under current control with, the Person specified.

                  (b) "Board of Directors" or "Board" means the Board of Directors of the Corporation.

                  (c) "Cause" means a finding by the Board of Directors that any of the following conditions exist:

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                        (i) The Executive's willful and continued failure
                  substantially to perform his duties under this Agreement (other than as a result of Disability) that is not or cannot be cured within 30 days of the Corporation giving the Executive notice of the failure to so perform. In the case of a termination by the Corporation within 6 months after a Change in Control, no act or failure to act will be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that his action or failure to act was in or not opposed to the Corporation's best interests.

                        (ii) A willful act or omission by the Executive
                  constituting dishonesty, fraud or other malfeasance, breach of fiduciary duty involving personal profit, and any act or omission by the Executive constituting immoral conduct, which in any such case is injurious to the financial condition or business reputation of the Corporation.

                        (iii) The Executive's indictment for a felony offense
                  under the laws of the United States or any state.

                        (iv) Breach by the Executive of any restrictive covenant
                  in Sections 12 and 13.

            The Executive will not be deemed to have been terminated for Cause until there has been delivered to him a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the Board at a meeting called and held for that purpose (after reasonable notice to the Executive and an opportunity for the Executive, with his counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described above and specifying the particulars in detail.

                  (d) "Change in Control" means:


                        (i) Any acquisition or series of acquisitions by any
                  Person other than the Corporation, any of its Affiliates, any employee benefit plan of the Corporation or any of its Affiliates, or any Person holding common shares of the


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

                  Corporation for or pursuant to the terms of such an employee benefit plan, that

                              (A) results in that Person becoming the beneficial
                        owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation representing 25% or more of either the then outstanding shares of the common stock of the Corporation ("Outstanding Corporation Common Stock") or the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of Directors of the Corporation ("Outstanding Corporation Voting Securities"), except that any such acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities will not constitute a Change in Control while that Person does not exercise the voting power of its Outstanding Corporation Common Stock or otherwise exercise control with respect to any matter concerning or affecting the Corporation, or Outstanding Corporation Voting Securities, and promptly sells, transfers, assigns or otherwise disposes of that number of shares of Outstanding Corporation Common Stock necessary to reduce its beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the Outstanding Corporation Common Stock to below 25%,

                              (B) results in a change in control of the
                        Corporation within the meaning of the Home Owners' Loan Act and the Rules and Regulations of the Office of Thrift Supervision (or its predecessor agency) under that Act, or


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

                              (C) would be required to be reported in response
                        to Item 5.01 of the current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act;

                        (ii) At the time when, during any period not longer than
                  24 consecutive months, individuals who at the beginning of that period constitute the Board cease to constitute at least a majority of the Board, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least 2/3rds of the Board members then still in office who were Board members at the beginning of that period (including, for these purposes, new members whose election or nomination was so approved);

                        (iii) Approval by the stockholders of the Corporation
                  of:

                              (A) a dissolution or liquidation of the
                        Corporation,

                              (B) a sale of all or substantially all of the
                        assets or earning power of the Corporation, taken as a whole (with the stock or other ownership interests of the Corporation in any of its Affiliates constituting assets of the Corporation for this purpose) to a Person that is not an Affiliate of the Corporation (for purposes of this paragraph, "sale" means any change of ownership), or

                              (C) an agreement to merge or consolidate or
                        otherwise reorganize, with or into one or more Persons that are not Affiliates of the Corporation, as a result of which less than 75% of the outstanding voting securities of the surviving or resulting entity immediately after any such merger, consolidation or reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such merger, consolidation or reorganization (assuming for purposes of that


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

                        determination that there is no change in the record ownership of the Corporation's securities from the record date for that approval until that merger, consolidation or reorganization and that those record owners hold no securities of the other parties to that merger, consolidation or reorganization), but including in that determination any securities of the other parties to that merger, consolidation or reorganization held by Affiliates; or

                        (iv) A tender offer is made for 25% or more of the
                  Outstanding Corporation Voting Securities and the shareholders owning beneficially or of record 25% or more of the Outstanding Corporation Voting Securities have tendered or offered to sell their shares pursuant to that tender offer, at the time those shares have been accepted by the tender offer.

                        (v) However, a Change in Control will not be deemed to
                  have occurred under any of the preceding subparagraphs if the action (agreement, acquisition or other) also is approved by a majority of the Board, the Corporation or an Affiliate is the resulting entity, and at least 51% of the ownership of voting control of the Corporation, under any of the preceding subparagraphs, remains unchanged from that ownership immediately prior to such action

                  (e) "Chief Executive Officer" means the Chief Executive Officer of First Niagara Financial Group, Inc.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Corporation" means, collectively, First Niagara Financial Group, Inc. and its Affiliates, except for purposes of subsection (d) or where the context clearly requires otherwise. For example, payments made by an Affiliate are considered payments made by the Corporation.

                  (h) "Disability" means long term disability as defined in the Corporation's long term disability policy covering the Executive, or if the Executive is not covered by any such policy, Disability of the Executive will be determined by a qualified independent physician selected


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

      by the Executive and the Corporation. If they cannot agree, each will select such a physician and those two physicians will select a third physician who will make the determination. The physician's written determination to the Corporation and to the Executive will be conclusive. In the event of his Disability, the Executive will cease to be employed on the last day of the month in which the Executive's disability is determined in accordance with the Corporation's policy, by written agreement of the Executive and the Corporation, or by the written determination of the physician, as the case may be.

                  (i) "Good Reason" means:

                        (i) A significant reduction in the scope of the
                  Executive's duties.

                        (ii) A requirement that the Executive be required to
                  report to anyone other than the Chief Executive Officer.

                        (iii) Removal from, or failure to re-elect the Executive
                  to, the position of Regional President - Eastern New York.

                        (iv) A requirement, in the Executive's reasonable
                  judgment, that the services required to be performed by the Executive would necessitate the Executive moving his residence from within 100 miles of the Hudson, New York.

                        (v) A material breach of this Agreement by the
                  Corporation that is not or cannot be cured within 30 days of the Executive giving the Corporation notice of the breach.

                  (j) "Person" has the meaning given that term in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Person described in and satisfying the conditions of Rule 13d-1(b)(1) of Section 13.


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

                  (k) "Remaining Unexpired Term" means, as of any date during the term of the Agreement, the period remaining from such date to the last date of the Agreement, including extensions thereof, if any.

                  2. Employment; Duties. Subject to the terms and conditions set forth in this Agreement, the Corporation agrees to employ the Executive, and the Executive accepts employment, as Regional President - Eastern New York of the Corporation subject at all times to the control of the Chief Executive Officer. The Executive will perform those duties and discharge those responsibilities as are commensurate with his position, and as the Chief Executive Officer from time to time reasonably may direct, recognizing the executive nature and scope of the Executive's employment. The Executive agrees to perform his duties and discharge his responsibilities in a faithful manner and to the best of his ability and to use all reasonable efforts to promote the interests of the Corporation. The Executive may not accept other gainful employment except with the prior consent of the Chief Executive Officer. With the prior consent of the Chief Executive Officer, the Executive may become a director, trustee or other fiduciary of other corporations, trusts or entities.

                  3. Compensation.

                  (a) Salary. During the term of the Executive's employment under this Agreement, the Executive will receive a base salary at the rate of $230,000 per year, payable in bi-weekly installments of $8,846.15, or in accordance with the normal payroll practices of the Corporation. On an annual basis, the Chief Executive Officer, in good faith, will review the base salary of the Executive to consider appropriate increases, but not decreases, in the base salary. The Chief Executive Officer then will propose the base salary to the Board, subject to the Board's ratification.

                  (b) Signing Bonus. On the Effective Date, Executive will be paid a one-time cash sign-on bonus of $300,000.

                  (c) Incentive Programs. During the term of the Executive's employment under this Agreement, the Executive will be entitled to receive an annual cash bonus from the Corporation calculated pursuant to the Corporation's incentive programs for all executive officers of the


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

      Corporation, referred to herein as the Management Incentive Plan ("MIP"), in effect from time to time. The projected "target" award available to the Executive under the MIP shall be set at 35% of base salary for each calendar year during the term of the Agreement.

                  (d) Withholding. The Corporation will deduct or withhold from all salary and bonus payments, and from all other payments made to the Executive, all amounts that may be required to be deducted or withheld under any applicable Social Security contribution, income tax withholding or other similar law now in effect or that may become effective during the Executive's employment.

                  4. Other Benefits and Terms. During the term of the Executive's employment under this Agreement, the Executive will be entitled to the following other benefits and terms, following completion of the required eligibility periods:

                  (a) The Executive will be entitled to participate in any health and medical benefit plans, any pension, profit sharing and retirement plans, and any insurance policies or programs from time to time offered to executive employees of comparable status to the Executive who are employed by the Corporation. These plans, policies and programs are subject to change at the sole discretion of the Corporation.

                  (b) The Executive will be entitled to any other fringe benefit from time to time offered to executive employees of comparable status to the Executive who are employed by the Corporation.

                  5. Vacations. The Executive will be entitled to annual paid vacation in accordance with the policies established by the Board for executive employees and to voluntary leaves of absence, with or without pay, from time to time at the times and conditions as the Chief Executive Officer may propose to the Board for ratification, as determined in his or her and its discretion, but not less than 4 weeks each calendar year. Such vacation must be used by December 31 of each such calendar year.

                  6. Reimbursement for Expenses. The Corporation, in accordance with the policies and procedures applicable to executive officers of the Corporation, will reimburse the Executive for expenses the Executive may


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

reasonably incur from time to time on behalf of and at the request of the Corporation in the performance of his responsibilities and duties including, but not limited to, professional dues and attendance at professional conferences, dues and business related expenses for membership in Wolfert's Roost Country Club, the cost of a leased automobile suitable to the position of Regional President - Eastern New York (up to a maximum payment or reimbursement of $500.00 per month), and the cost of maintenance and servicing such automobile, including, for example, insurance, repairs, gasoline and oil for such automobile. The Executive must account for these expenses as required under these policies and procedures.

                  7. Period of Employment. The period of employment of the Executive under this Agreement is the period beginning on the Effective Date and ending on December 31, 2007.

            Notwithstanding the foregoing:

                  (a) The Executive's employment will terminate automatically upon the death or Disability of the Executive, subject to the duty of the Corporation to provide reasonable accommodation under the Americans with Disabilities Act.

                  (b) The Corporation, at its sole option, may terminate the Executive's employment at any time and for any reason by delivering written notice to the Executive at least 30 days prior to the effective date of the termination.

                  (c) The Corporation, at its sole option, may terminate the Executive's employment at any time for Cause by delivering a written notice to the Executive on or prior to the effective date of the termination.

                  (d) The Executive, at his sole option, may terminate his employment for Good Reason by providing written notice to the Corporation at least 30 days prior to the effective date of the termination of employment specified in the notice.


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

                  (e) The Executive, at his sole option, may terminate his employment absent Good Reason by providing written notice to the Corporation at least 30 days prior to the effective date of the termination of employment specified in the notice.

            Any notice of termination of employment given by a party must specify the particular termination provision of this Agreement relied upon by the party and must set forth in reasonable detail the facts and circumstances that provide a basis for the termination.

                  8. Benefits upon Termination. The Corporation will provide the following benefits upon the termination of the Executive's employment with the Corporation.

                  (a) Upon Termination by the Corporation or by the Executive with Good Reason. Upon the Executive's termination of his employment for Good Reason or the Corporation's termination of the Executive's employment for any reason other than Cause, the Corporation will provide the following:

                        (i) Salary and Fringe Benefits. The Executive will
                  receive his salary and health, medical and life insurance benefits, if any, in effect on the date of either the Corporation's or the Executive's receipt of a notice of termination from the other party for the Remaining Unexpired Term. If the Executive dies, the balance of the salary payments will be made to his spouse, if surviving, or if not, to the Executive's estate in addition to any other benefits payable under this Agreement on the Executive's death. Bonus. The Executive will receive a cash bonus for each fiscal year in the Remaining Unexpired Term following Executive's termination of employment. If the Executive's employment is terminated prior to January 17, 2006, the bonus under this subsection for the first fiscal year will be 35% of Executive's annual rate of Base Salary for the fiscal year, paid at the time and in the form as other executives receive their bonus payments for that fiscal year, and thereafter, a pro-rated monthly bonus paid each month during the Remaining Unexpired Term equal to 1/12th of the bonus paid for the first


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                  fiscal year. If the Executive's employment is terminated after
                  January 17, 2006, the Executive will be paid a monthly bonus for each month in the Remaining Unexpired Term equal to the following: Executive's average annual bonus paid by the Corporation prior to Executive's termination of employment multiplied by the number of fiscal years in the Remaining Unexpired Term and divided by the number of months in the Remaining Unexpired Term. For these purposes, Executive's annual average bonus will be equal to the average of any bonuses paid to Executive prior to termination of employment.

                        (ii) Accrued Vacation. The Executive will receive
                  payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's termination of employment becomes effective. Payment for accrued but unused vacation will be payable in one lump sum on the effective date of the termination of employment.

                        (iii) Medical Benefits. For purposes of the Executive's
                  rights to continuation of health and medical benefits under applicable law, state or federal ("COBRA"), if the Executive is a participant in a plan of health and medical benefits on the date of the qualifying event, the "qualifying event" will be deemed to have occurred at the end of the period during which health and medical benefits are provided under Section 8(a), unless the Corporation's agreements with third party insurers or providers does not permit this extended beginning date of an employee's COBRA rights.

                  (b) Upon Termination by the Executive Absent Good Reason or by the Corporation for Cause. Upon the Executive's termination of his employment absent Good Reason or by the Corporation for Cause, the Corporation will provide only the following:

                        (i) Salary and Benefits. The Executive will receive his
                  salary and fringe benefits, but not bonus, through his termination date.


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

                        (ii) Accrued Vacation. The Executive will receive
                  payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's termination of employment becomes effective. Payment for accrued but unused vacation will be payable in one lump sum on the effective date of the termination of employment.

                        (iii) Medical Benefits. The Executive will be entitled
                  to continuation of health and medical benefits under applicable law, state or federal ("COBRA"), at Executive's expense, commencing on the first day of the month following the month of Executive's termination of employment for the applicable period under such laws.

                  (c) Upon Termination for Disability. Upon termination of the Executive's employment because of Disability, the Corporation will provide the following:

                        (i) Salary. The Executive will be entitled to the salary
                  that he would have earned for the Remaining Unexpired Term of the Agreement, reduced by any disability insurance payment to the Executive during such period on policies of insurance maintained and paid for by the Corporation and by any continuing salary payments paid under any other provision of the Agreement.

                        (ii) Bonus. The Executive will receive a pro-rata bonus
                  for the fiscal year in which his Disability begins, based on his period of active employment in that fiscal year. Payment will be made at the time and in the form as other executives receive their bonus payments for that fiscal year.

                        (iii) Fringe Benefits. The Executive will receive the
                  fringe benefits, if any, provided by the Corporation under its executive disability policy in effect on the date his Disability begins.


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

                        (iv) Accrued Vacation. The Executive will receive
                  payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's Disability begins. Payment for accrued but unused vacation will be payable in one lump sum on the date the Disability begins (or as soon after that as practicable).

                  (d) Upon Termination for Death. Upon termination of the Executive's employment because of death, the Corporation will provide the following:

                        (i) Salary. The Executive's spouse, if surviving, or if
                  not, the Executive's estate, will receive the Executive's base salary in effect on the date immediately before his death for the Remaining Unexpired Term of the Agreement, reduced proportionately, if applicable, by any death benefits paid to Executive's spouse or estate under any life insurance policy (other than group term life insurance) paid or provided by the Corporation.

                        (ii) Bonus. The Executive's spouse, if surviving, or if
                  not, the Executive's estate, will receive a pro-rata bonus for the fiscal year in which he dies, based on the Executive's period of active employment for that fiscal year. Payment will be made at the time and in the form as other executives receive their bonus payments for that fiscal year.

                        (iii) Accrued Vacation. The Executive's spouse, if
                  surviving, or if not, the Executive's estate, will receive payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive dies. Payment for accrued but unused vacation will be payable in one lump sum on the date of the Executive's death (or as soon thereafter as practicable).


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

                        (iv) Medical and Dental Benefits. For the Remaining
                  Unexpired Term of the Agreement, the Corporation shall continue medical and dental benefits to the Executive's family at least equal to those which would have been provided to them in accordance with the Corporation's medical and dental plans if the Executive had not died. For purposes of the rights of the Executive's family to continuation of these benefits under applicable law, state or federal ("COBRA"), the "qualifying event" will be deemed to have occurred at the end of the three-month period described above, unless the Corporation's agreements with third party insurers or providers do not permit this extended beginning date of COBRA rights.

                  (e) Upon Termination Following a Change in Control. The terms of this Section 8(e) apply in the event of a Change in Control of the Bank or the Corporation prior to December 31, 2007. Upon the Executive's termination of employment by the Corporation without Cause or the Executive's termination of employment for Good Reason, in either case in connection with or within 12 months following a Change in Control, all payments due the Executive under subsection (a) will be paid, without reduction, in a lump sum within 30 days following that termination of employment.

                  (f) Reduction in Fringe Benefits. Fringe benefits under this Section will be reduced to the extent practicable for any similar fringe benefits provided by and available to the Executive from any subsequent employer but will not be limited by the terms of any fringe benefit of a subsequent employer.

                  9. Effect of Regulatory Actions. Any actions by the Corporation under this Agreement must comply with the law, including regulations and other interpretive action, of the Federal Deposit Insurance Act, Federal Deposit Insurance Corporation and Office of Thrift Supervision, or other entities that supervise any of the activities of the Corporation ("regulatory entities"). Specifically:

                  (a) Temporary Suspension or Prohibition. If the Executive is suspended or temporarily prohibited from participating in the conduct of the First Niagara Bank's (the "Bank") affairs by a notice served under
      Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"),


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

      12 U.S.C. ss. 1818(e)(3) and (g)(1), the Bank's obligations under this Agreement will be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank, in its discretion, may (i) pay the Executive all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations that were suspended.

                  (b) Permanent Suspension or Prohibition. If the Executive is removed or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(4) and (g)(1), all obligations of the Bank under this Agreement will terminate as of the effective date of the order, but vested rights of the contracting parties will not be affected.

                  (c) Default of the Bank. If the Bank is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement will terminate as of the date of default, but vested rights of the contracting parties will not be affected.

                  (d) Termination by Regulators. All obligations under this Agreement will be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (1) by the Federal Deposit Insurance Corporation (the "FDIC") at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (2) when the Bank is determined by the FDIC to be in an unsafe or unsound condition. However, vested rights of the contracting parties will not be affected.

                  10. Non-exclusivity of Rights. Except as otherwise specifically provided, nothing in this Agreement will prevent or limit the Executive's continued or future participation in any benefit, incentive, or other plan, practice, or program provided by the Corporation and for which the Executive may qualify. Any amount of vested benefit or any amount to which the Executive is otherwise entitled under any plan, practice, or program of the Corporation will be payable in accordance with the plan, practice, or program, except as specifically modified by this Agreement.


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

                  11. No Obligation to Seek Other Employment. The Executive will not be obligated to seek other employment or to take other action to mitigate any amount payable to him under this Agreement.

                  12. Confidential Information.

                  (a) The Executive will hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation and its respective businesses, that was obtained by the Executive during the Executive's employment by the Corporation ("Confidential Information") and that will not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Corporation, the Executive, without prior written consent of the Corporation, will not communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it. In addition, to the extent the Executive is a party to any other agreement relating to non-competition, confidential information, inventions or similar matters with the Corporation, the Executive will continue to comply with the provisions of those agreements.

                  (b) The Executive's obligations under subsection (a) will not apply with respect to Confidential Information that (a) was in the public domain at or subsequent to the time it was communicated to the Executive by the Corporation through no fault of the Executive; (b) was rightfully in the Executive's possession free of any obligation of confidence at or subsequent to the time it was communicated to the Executive by the Corporation, (c) was developed by employees or agents of the Executive's independently of and without use of any Confidential Information of the Corporation; or (d) was communicated by the Executive to an unaffiliated third party free of any obligation of confidence. A disclosure of Confidential Information (a) in response to a valid order by a court or other governmental body, (b) otherwise required by law, or (c) necessary to establish the rights of either party under this Agreement will not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes; but the Executive must provide prompt written notice of the disclosure to enable the Corporation to seek a protective order or otherwise prevent that disclosure.

                  (c) The Executive agrees that, except as required by his duties with the Corporation or as authorized by the Corporation in writing, the Executive will not use or disclose to anyone at any time, regardless of whether before or after the Executive ceases to be employed by the Corporation, any of the Confidential Information obtained by him in the course of his employment with the Corporation.

                  13. Non-Competition.

                  (a) In consideration of the compensation and other benefits to be paid to the Executive during the term of and in connection with this Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (defined below), he will not directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder, member of any firm or equity owner of any corporation or any other entity, (i) own or participate in any such entity that, in the Restricted Territory, is in the business conducted by the Corporation or any other business activity that is directly or indirectly competitive with the business conducted by the Corporation or any Affiliate at the Reference Date (except that he may own directly or indirectly interests constituting less than 5% of any class of interests of any entity that is in such competition with the Corporation or any Affiliate), (ii) otherwise engage or attempt to engage, in the Restricted Territory, in the business conducted by the Corporation or any other business activity that is directly or indirectly competitive with the business conducted by any Affiliate at the Reference Date, (iii) employ or solicit the employment of any person who is employed by the Corporation or any Affiliate at the Reference Date or at any time during the 6 month period preceding the Reference Date, except that the Executive may employ or solicit the employment of any person whose employment with the Corporation, or any Affiliate has terminated for any reason (without any interference from the Executive) and who has not been employed by the Corporation or any Affiliate for at least 6 months, (iv) canvass or solicit business in competition with any business conducted by the Corporation or any Affiliate at the Reference Date from any person or entity who during the 6 month period preceding the Reference Date has been a customer of the Corporation or any Affiliate, or (v) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation or any Affiliate. However, in the case of the Executive's termination of employment by the Corporation without Cause or by the Executive for Good Reason, (i) and (ii) will not apply after the Termination Date; and in the case of the Executive's termination of employment by the Corporation with Cause, the Board, in its deliberations at the meeting required to be called under Section 1(c), will determine whether or not (i) and (ii) will apply, taking into account the circumstances of the Cause.

                  (b) Reasonableness of Limitations. The Executive acknowledges, warrants, represents and agrees that the restrictive covenants contained in this Section are necessary for the protection of the Corporation's legitimate business interests and are reasonable in scope and content. The Executive acknowledges that the territorial, time and other limitations of this Agreement are reasonable and properly required for the adequate protection of the business and affairs of the Corporation, and, if any such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, the Executive agrees (i) to the reduction of any of that territorial, time or other limitation, or all of them, to an area, period or other wise as that court may determine to be reasonable and (ii) that all of the other provisions of this Agreement will remain valid, binding and in full force and effect.

                  (c) Definitions.

                        (i) "Covenant Expiration Date" means December 31, 2009,
                  or in the event Executive's employment is terminated prior to December 31, 2007 by Executive absent Good Reason or by the Corporation or the Bank for Cause, two (2) years following such termination date.

                        (ii) "Reference Date" means (A) for purposes of applying
                  the covenants in subsection (a) at any time prior to the Termination Date, the then current date, or (B) for purposes of applying the covenants in subsection (a) at any time on or after the Termination Date, the Termination Date.

                        (iii) "Restricted Territory" means anywhere the
                  Corporation or any Affiliate conducts, or has immediate plans of which the Executive is aware at the Reference Date to conduct, any business activity at the Reference Date.

                        (iv) "Termination Date" means the date of termination of
                  the Executive's employment with the Corporation. The Executive's employment will not be deemed to have terminated so long as the Executive continues to be employed or engaged as an employee or consultant of the Corporation or any Affiliate, even if that employment or engagement continues after the expiration of the term of this Agreement, whether pursuant to this Agreement or otherwise.

                  (d) Provided the Executive remains in the continuous service with the Corporation through December 31, 2007, except if terminated earlier by the Executive for "Good Reason" or by the Corporation or the Bank without Cause, and the Executive thereafter complies with the covenants set forth in this Section 13 throughout the term of this Agreement and until the Covenant Expiration Date, then in addition to any salary, benefits or other perquisites the Executive may be entitled to receive hereunder, the Corporation hereby agrees to pay the Executive as additional consideration for such covenants, a payment of One Hundred Fifty Thousand and 00/100 Dollars ($150,000) per year on December 31, 2008 and December 31, 2009. In the event that the Executive's employment is terminated by the Executive prior to December 31, 2007 absent Good Reason or by the Corporation or the Bank for Cause, and the Executive continues to comply with the covenants set forth in this Section 13 for a two (2) year period following termination of employment, then, the Corporation hereby agrees to pay the Executive as additional consideration for such covenants, a payment of One Hundred Fifty Thousand and 00/100 Dollars ($150,000) per year on the first and second annual anniversary of the Executive's termination of employment

                  14. Breach, Remedies and Jurisdiction.

                  (a) Other Agreements. In addition to the obligations under Sections 12 and 13, the Executive will execute any documents relating to confidentiality, non-solicitation and non-competition as required generally by the Corporation of its executive officers. Nothing in this Agreement will be construed as modifying any provisions of those agreements or documents. In the case of any inconsistency between those agreements and documents and this Agreement, the broader provision will prevail. In no event will an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement, except if the Executive materially breaches Section 12 or 13 or a covenant not to compete or confidentiality provision in any such agreement or document, that breach will be considered a material breach of this Agreement.

                  (b) Remedies. The Executive agrees that, because irreparable damage could result from his breach of the covenants in Sections 12 and 13, in addition to all other remedies available to the Corporation, the Corporation will have the remedies of a restraining order, injunction or other equitable relief to enforce the provisions these Sections. The Executive consents to jurisdiction in Niagara or Erie County, New York on the date of the commencement of any action for purposes of any claims under these Sections. In addition, the Executive agrees that the issues in any action brought under either these Sections will be limited to claims under that Section, and all other claims or counterclaims under other provisions of this Agreement will be excluded.

                  15. Indemnification. The Corporation will provide the Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and will indemnify the Executive (and his heirs, executors and administrators) to the fullest extent permitted under, and subject to the terms and conditions under, Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Corporation (whether or not he continues to be a director or officer at the time of incurring those expenses or liabilities). Those expenses and liabilities include, but are not limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (these settlements must be approved by the Board). If such an action, suit or proceeding is brought against the Executive in his capacity as an officer or director of the Corporation, however, that indemnification will not extend to matters as to which the Executive is finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duties.

                  16. Successors. This Agreement is personal to the Executive and may not be assigned by the Executive other than by will or the laws of descent and distribution. This Agreement will inure to the benefit of and be enforceable by the Executive's legal representatives or successors in interest. The Executive may designate a successor or successors in interest to receive any amounts due under this Agreement after the Executive's death. A designation of a successor in interest must be made in writing, signed by the Executive, and delivered to the Employer pursuant the Notice provisions of this Agreement. Except as otherwise provided in this Agreement, if the Executive has not designated a successor in interest, payment of benefits under this Agreement will be made to the Executive's estate. This Section will not supersede any designation of beneficiary or successor in interest made by the Executive or provided for under any other plan, practice, or program of the Employer.

            This Agreement will inure to the benefit of and be binding upon the Corporation and its successors and assigns.

            The Corporation will require any successor (whether direct or indirect, by acquisition of assets, merger, consolidation or otherwise) to all or substantially all of the operations or assets of the Corporation or any successor and without regard to the form of transaction used to acquire the operations or assets of the Corporation, to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no succession had taken place. "Corporation" means the Corporation and any successor to its operations or assets as set forth in this Section that is required by this clause to assume and agree to perform this Agreement or that otherwise assumes and agrees to perform this Agreement.

                  17. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or a breach of it, must be settled by final and binding arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction over it. The arbitration must take place in Buffalo, New York. The arbitration must be conducted before 3 arbitrators.

                  18. Allocation of Payments, Etc., Between Corporation and Bank. All payments, accruals and other benefits under this Agreement will be allocated annually between the Corporation and the Bank. The Corporation and Bank Management will recommend allocations supported by data they provide and the Board will approve the allocations. This allocation will be based on data supplied by, and recommendations made by, the Corporation and Bank management. The allocation will make certain no amounts are paid or owed by the Bank that are attributable to services performed by the Executive for the Corporation. The Corporation nonetheless will remain jointly liable for all payments, accruals and benefits under this Agreement. The Executive will not be entitled to any additional compensation for service as a director or committee member of the Corporation, the Bank or any other affiliated entity.

                  19. Benefit Claims. If the Executive, or his beneficiaries, as the case may be, and the Corporation disagree as to their respective rights and obligations under this Agreement, and the Executive or his beneficiaries are successful in establishing, privately or otherwise, that his or their position is substantially correct, or that the Corporation's position is substantially wrong or unreasonable, the Corporation will pay all costs and expenses, including counsel fees, the Executive or his beneficiaries may incur in connection with the disagreement directly to the provider of the services or as otherwise may be directed by the Executive or his beneficiaries. Except as otherwise specifically provided in this Agreement, the Corporation will not delay or reduce the amount of any payment provided for under this Agreement or setoff or counterclaim against any such amount for any reason whatsoever, because it is the intention of the Corporation and the Executive that, except as otherwise specifically provided in this Agreement, the amounts payable to the Executive or his beneficiaries under this Agreement will continue to be paid in all events in the manner and at the times provided in this Agreement. Except as otherwise specifically provided in this Agreement, all payments made by the Corporation under this Agreement will be final and the Corporation will not seek to recover all or any part of any portion of any payments under this Agreement for any reason.

                  20. Failure, Delay or Waiver. No course of action or failure to act by the Corporation or the Executive will constitute a waiver by the party of any right or remedy under this Agreement, and no waiver by either party of any right or remedy under this Agreement will be effective unless made in writing.

                  21. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be enforceable under applicable law. However, if any provision of this Agreement is deemed unenforceable under applicable law by a court having jurisdiction, the provision will be unenforceable only to the extent necessary to make it enforceable without invalidating the remainder of it or any of the remaining provisions of this Agreement.

                  22. Notice. All written communications to parties required hereunder must be in writing and (a) delivered in person, (b) mailed by registered or certified mail, return receipt requested, (such mailed notice to be effective 4 days after the date it is mailed) or (c) sent by facsimile transmission, with confirmation sent by way of one of the above methods, to the party at the address given below for the party (or to any other address as the party designates in a writing complying with this Section, delivered to the other party):

            If to the Corporation:

                  First Niagara Financial Group, Inc.
                  6950 South Transit Road
                  P.O. Box 514
                  Lockport, New York 14095-0514

                  Attention:  President & CEO
                  Telephone:  716-625-7502
                  Telecopier: 716-625-8673
            with a copy to:

                  Hodgson Russ LLP
                  One M&T Plaza, Suite 2000
                  Buffalo, NY 14230

                  Attention:  John P. Amershadian, Esq.
                  Telephone:  716-848-1277
                  Telecopier: 716-849-0349

            If to the Executive:

                  Carl A. Florio
                  Telephone:  __________
                  Telecopier: __________ (office)

            with a copy to:

                  _________________________________
                  _________________________________
                  _________________________________
                  Attention:  _____________________
                  Telephone:  (   ) ___-____
                  Telecopier: (   ) ___-____

                  23. Miscellaneous. This Agreement (a) may not be amended, modified or terminated orally or by any course of conduct pursued by the Corporation or the Executive, but may be amended, modified or terminated only by a written agreement duly executed by the Corporation and the Executive, (b) is binding upon and inures to the benefit of the Corporation and the Executive and each of their respective heirs, representatives, successors and assignees, except that the Executive may not assign any of his rights or obligations pursuant to this Agreement, (c) constitutes the entire agreement between the Corporation and the Executive with respect to the subject matter of this Agreement, and supersedes all oral and written proposals, representations, understandings and agreements previously made or existing with respect to such subject matter, and (d) will be governed by, and interpreted and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

                  24. Termination of this Agreement. This Agreement will terminate when the Corporation has made the last payment provided for under it. However, the obligations set forth under Section 12 and 13 will survive any termination and will remain in full force and effect. Without the written consent of the Executive, the Corporation has no right to terminate this Agreement prior to the date of the last payment.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


CORPORATION:                            By: /s/ Paul J. Kolkmeyer
                                            ------------------------------------
                                            Name:  Paul J. Kolkmeyer
                                            Title: President & CEO


EXECUTIVE:                              /s/ Carl A. Florio
                                        ----------------------------------------
                                        Carl A. Florio